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                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2000



                               SUMMARY INFORMATION

Objective, Principal Investment Strategies, and Principal Risks

RS MIDCAP OPPORTUNITIES FUND

The first sentence of the section "Principal Investment Strategies" on page 16 of the Prospectus is replaced with the following:

"The Fund invests in equity and debt securities of mid-cap companies that offer the potential for capital appreciation and/or current income. A company will be considered a mid-cap company if it has at the time of purchase by the Fund a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap -Registered Trademark- Index on the date of the last reconstitution of that index."

November 6, 2000